                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  3
Portfolio Management Review......................  4
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  8
Statement of Operations..........................  9
Statement of Changes in Net Assets............... 10
Financial Highlights............................. 11
Notes to Financial Statements.................... 12

TFMM SAR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                            Continued on page  2

MARKET REVIEW
    The bond market continued to rally as interest rates fell during the year, with U.S. Treasury securities outpacing corporate and municipal bonds in price appreciation. Investors' desire for safer investments amid the global economic storm led to strong demand for high-quality bonds. In fact, the U.S. Treasury bond was considered one of the most attractive places to invest by both domestic and international investors, propelling the 30-year Treasury yield to 4.71 percent in October--its lowest yield since the federal government began selling these bonds in 1977. Meanwhile, the prices of municipal bonds across the credit quality spectrum were suppressed by excess supply, as many bond issuers took advantage of low interest rates to refinance outstanding debt and issue new bonds. At several points during the year, the yield on a AAA-rated long-term municipal bond surpassed the yield of the 30-year U.S. Treasury bond--an unusual occurrence given municipals' tax-exempt status.

OUTLOOK
    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, potentially, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VARIABLE-RATE NOTE: A short-term municipal debt security issued when either general interest rates are expected to change or the length of time before permanent funding is received is uncertain.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

                          PORTFOLIO MANAGEMENT REVIEW
                         VAN KAMPEN TAX FREE MONEY FUND

We recently spoke with the management team of the Van Kampen Tax Free Money Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by Reid J. Hill, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1998.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND HAS OPERATED DURING THE PAST SIX MONTHS?

   A Overall, the U.S. bond market enjoyed a rally during the reporting period. As many international markets were plagued by economic crisis, many investors moved their assets into U.S. Treasuries, causing the 30-year
Treasury bond yield to drop to 4.72 percent in October, its lowest level since the federal government began selling these bonds in 1977. This flight toward Treasuries created liquidity problems in the bond market as transaction costs increased.
    During the reporting period, availability of short-term municipal bonds broke out of the seasonal pattern they have generally followed the past few years, as supply of these bonds has tended to peak in late June and early July. This summer, however, there was a shortage of fixed-rate notes in the short-term municipal bond market, as the strength of the economy led to a decline in borrowing for municipal projects. These conditions affected bond issuance in two ways--we saw smaller deals and fewer of them.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A Going into the period, our original strategy was to take advantage of the expected seasonal increase in supply during July and extend our weighted average maturity to the 70-day mark. Because the short supply of fixed-rate bonds made purchasing them too expensive, we chose to remain patient. As a result, we kept the average maturity in the neutral 45- to 50-day range and looked for opportunities on an individual basis.
    In general, the short-term municipal bond market offers two types of bonds--fixed-rate and variable-rate. We typically invest about 60 percent of the Fund's assets in variable-rate notes and 40 percent in fixed-rate notes. We prefer the variable-rate notes because they are liquid, inexpensive, and have no price fluctuation--only yield fluctuation. With the shortage of fixed-rate notes in July, the Fund's allocation moved toward 70 percent variable-rate notes. We acquired some small positions in fixed-rate notes at prices that we believed were more attractive than the larger deals available at the beginning of the period.

   Q  HOW DID THE FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

   A As of December 31, 1998, the Fund's seven-day average yield was 3.04 percent, while the Fund posted a six-month total return of 1.36 percent. By comparison, the average performance for tax-free money market funds, as calculated by Lipper Analytical Services, Inc., was 1.41 percent for the six-month period.
    Because income from the Fund is exempt from federal income tax, it is important to compare its effective seven-day average yield to an equivalent taxable rate. Shareholders in the 36 percent federal income tax bracket would need a taxable equivalent rate of 4.75 percent to equal the tax-free yield earned by this Fund.

   Q  WHAT IS YOUR ECONOMIC OUTLOOK FOR THE MONTHS AHEAD?

   A We expect to continue to see a slowing economy, and we expect no further action by the Fed during the first quarter of 1999. Interest rate adjustments like these should not affect the Fund because the short-term municipal bond market generally anticipates such interventions.
    Therefore, with few changes expected in the short-term, we plan to continue to invest approximately 70 percent of the Fund in variable-rate notes, and seek out smaller offerings in fixed-rate notes. We will also continue to monitor the short-term municipal bond market for seasonal patterns, including opportunities to invest in variable-rate securities when cash exits the market--during tax and holiday seasons.
    Overall, we will continue to seek the Fund's objective of relative stability of principal, daily liquidity, and a competitive level of income, and we will look to add value through careful security selection.

[SIG.]
Reid J. Hill

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Discount
 Par                                                               Yield on
Amount                                                   Maturity  Date of     Amortized
(000)                     Description                      Date    Purchase      Cost
-----------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         DATES  30.3%
$1,000   Brazos River Auth TX Utils Elec Co Proj Ser
         1996 B (AMBAC Insd)...........................  01/04/99     4.300%  $ 1,000,000
1,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
         American Airls Ser 1983 C (LOC: Royal Bank of
         Canada).......................................  01/04/99     4.100     1,000,000
  300    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
         American Airls Ser 1983 D (LOC: Royal Bank of
         Canada).......................................  01/04/99     4.100       300,000
  900    New York City Muni Wtr Fin Auth Wtr Swr Sys
         Ser 1995 A (FGIC Insd)........................  01/04/99     4.150       900,000
  400    New York City Ser B (FGIC Insd)...............  01/04/99     5.000       400,000
  400    New York City Ser B (FGIC Insd)...............  01/04/99     5.000       400,000
1,800    North AL Environmental Impt Auth Pollutn Ctl
         Rev (LOC: Bank of Nova Scotia)................  01/04/99     4.100     1,800,000
1,000    Perry Cnty, MS Pollutn Ctl Rev Ser 1992 Rfdg
         (LOC: Wachovia Bank)..........................  01/04/99     4.100     1,000,000
1,500    Port of Portland, OR Pollutn Ctl Rev (LOC:
         Bank of Nova Scotia)..........................  01/04/99     4.100     1,500,000
  800    Sullivan Cnty, TN Indl Dev Board Pollutn Ctrl
         Rev (LOC: Union Bank of Switzerland)..........  01/04/99     3.100       800,000
1,000    Uinta Cnty, WY Pollutn Ctl Rev Rfdg (Gtd:
         Chevron USA, Inc.)............................  01/04/99     4.100     1,000,000
                                                                              -----------
         TOTAL DATES...................................                        10,100,000
                                                                              -----------
         7 DAY FLOATERS  48.9%
  750    Calhoun Cnty, MI Econ Dev Corp Rev (LOC:
         Comerica Bank)................................  01/07/99     3.800       750,000
1,235    City of Sterling Heights, MI Econ Dev Corp Rev
         Rfdg (LOC: First Chicago/NBD Corp)............  01/07/99     3.900     1,235,000
1,500    Crossett, AR Pollutn Ctl Rev Adj Ref GA
         Pacific Corp. Proj (LOC: Suntrust Bank).......  01/07/99     3.850     1,500,000
1,110    Fort Bend Cnty, TX Indl Dev Corp Indl Dev Rev
         W.W. Grainger Proj Rfdg (LOC: The Northern
         Trust Company)................................  01/06/99     4.100     1,110,000
1,400    Georgia Muni Gas Auth Gas Rev Adj Agy Proj Ser
         C (LOC: Morgan Guaranty)......................  01/06/99     4.150     1,400,000
1,500    Illinois Dev Fin Auth Rev American Osteopathic
         Associates (LOC: Harris Trust & Savings
         Bank).........................................  01/07/99     3.200     1,500,000
1,000    Illinois Dev Fin Auth Rev Roosevelt Univ Ser
         1995 (LOC: Amer Nat'l Bank & Trust of
         Chicago)......................................  01/06/99     3.750     1,000,000
1,600    Iowa Fin Auth Rev Burlington Med Cent (FSA
         Insd).........................................  01/07/99     3.850     1,600,000
1,000    Montgomery Cnty, MD Hsg Oppntys Comm Hsg Rev
         (LOC: Keybank N.A.)...........................  01/06/99     4.150     1,000,000
1,300    Quad Cities, IL Reg Econ Dev Auth Seaberg Indl
         Inc Proj (LOC: Norwest Bank)..................  01/07/99     3.400     1,300,000

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Discount
 Par                                                               Yield on
Amount                                                   Maturity  Date of     Amortized
(000)                     Description                      Date    Purchase      Cost
-----------------------------------------------------------------------------------------
         7 DAY FLOATERS (CONTINUED)
$ 700    Utah St Brd Regents Student Ln Rev Ser 1993 A
         (Gtd: Student Ln Marketing Assn.).............  01/06/99     4.000%  $   700,000
1,170    Virginia Small Business Fin Auth Rev Indl Dev
         Coral Graphic (LOC: Chase Manhattan Bank).....  01/07/99     4.050     1,170,000
1,500    Washington St Hsg Fin Comm Multi-Family Mtg
         Rev Rfdg (LOC: Harris Trust & Savings Bank)...  01/05/99     4.100     1,500,000
  500    Wisconsin St Hlth Fac Auth Rev Franciscan
         Health Care A-1 (LOC: Toronto Dominion
         Bank).........................................  01/07/99     4.000       500,000
                                                                              -----------
         TOTAL 7 DAY FLOATERS..............................................    16,265,000
                                                                              -----------
         COMMERCIAL PAPER  3.0%
1,000    Wayne Cnty, MI Downriver Sewage Disp Sys (LOC:
         Comerica Bank)................................  04/15/99     3.150     1,000,000
                                                                              -----------
         BONDS/NOTES  27.5%
  425    Clark Cnty, NV Regl Tran Comm Medium Term
         Bonds (AMBAC Insured).........................  07/01/99     4.250       426,146
1,000    Dallas, TX....................................  02/15/99     4.500     1,001,587
  300    DuPage Cnty, IL Fst Presv Dist Rfdg Ser A.....  11/01/99     5.000       304,380
1,155    Fox Vly Technical College Dist WI Promissory
         Nts Ser B.....................................  06/01/99     4.200     1,158,018
1,000    Greater Tx Student Ln Corp Ser 1996 A Rfdg
         (Gtd: Student Ln Marketing Assn.).............  03/01/99     3.600     1,000,000
1,000    Intermountain Pwr Agy UT Pwr Supply Rev Ser
         A.............................................  07/01/99 (b)    3.650   1,037,037
  650    Laredo, TX Intl Toll Brdg Rev Ser A (MBIA
         Insd).........................................  10/01/99     3.500       650,000
1,000    Maine St Genl Purp............................  07/01/99     6.100     1,012,273
  155    Maricopa Cnty, AZ Indl Dev Auth Multi-Family
         Hsg Rev (FSA Insd)............................  01/01/99     3.900       155,000
1,500    Missouri Rural Wtr Fin Corp Pub Projs Constr
         Nts...........................................  11/15/99     4.500     1,515,915
  875    Regional Waste Sys, Inc. ME Solid Waste Res
         Recovery Rev Ser Q............................  07/01/99     3.600       881,984
                                                                              -----------
         TOTAL BONDS/NOTES.................................................     9,142,340
                                                                              -----------
TOTAL INVESTMENTS  109.7% (A)..............................................    36,507,340
LIABILITIES IN EXCESS OF OTHER ASSETS  (9.7%)..............................    (3,213,826)
                                                                              -----------
NET ASSETS  100.0%.........................................................   $33,293,514
                                                                              ===========

(a) At December 31, 1998, cost is identical for both book and federal income tax purposes.

(b) Prerefunded date shown, stated maturity 07/01/11.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at Amortized Cost which Approximates Market....  $36,507,340
Cash........................................................       88,895
Receivables:
  Interest..................................................      236,788
  Fund Shares Sold..........................................       22,564
Other.......................................................        5,063
                                                              -----------
      Total Assets..........................................   36,860,650
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................    3,326,175
  Distributor and Affiliates................................       43,983
  Income Distributions......................................       17,283
Trustees' Deferred Compensation and Retirement Plans........      113,179
Accrued Expenses............................................       66,516
                                                              -----------
      Total Liabilities.....................................    3,567,136
                                                              -----------
NET ASSETS..................................................  $33,293,514
                                                              -----------
NET ASSETS CONSIST OF:
Capital.....................................................  $33,309,405
Accumulated Distributions in Excess of Net Investment
  Income....................................................          (70)
Accumulated Net Realized Loss...............................      (15,821)
                                                              -----------
NET ASSETS (Equivalent to $1.00 per share for 33,312,511
  shares outstanding).......................................  $33,293,514
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $614,172
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................    88,426
Distribution (12b-1) and Service Fees.......................    44,124
Shareholder Services........................................    35,870
Shareholder Reports.........................................    14,720
Accounting..................................................    13,603
Trustees' Fees and Expenses.................................     8,492
Audit.......................................................     8,470
Legal.......................................................     4,287
Custody.....................................................     2,311
Other.......................................................     6,806
                                                              --------
    Total Expenses..........................................   227,109
    Less Investment Advisory Fees Waived....................    88,426
                                                              --------
    Net Expenses............................................   138,683
                                                              --------
NET INVESTMENT INCOME.......................................  $475,489
                                                              ========
NET REALIZED GAIN...........................................  $  2,480
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $477,969
                                                              ========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1998
                  and the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                             Six Months Ended     Year Ended
                                                             December 31, 1998   June 30, 1998
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................    $    475,489      $     940,491
Net Realized Gain..........................................           2,480                 60
                                                               ------------      -------------
Change in Net Assets from Operations.......................         477,969            940,551
                                                               ------------      -------------
Distributions from Net Investment Income...................        (475,489)          (940,618)
Distributions in Excess of Net Investment Income...........             (38)               (32)
                                                               ------------      -------------
Distributions from and in Excess of Net Investment
  Income...................................................        (475,527)          (940,650)
                                                               ------------      -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........           2,442                (99)
                                                               ------------      -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................................      82,437,216        112,337,824
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.............................................         475,489            940,650
Cost of Shares Repurchased.................................     (81,626,524)      (114,337,910)
                                                               ------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........       1,286,181         (1,059,436)
                                                               ------------      -------------
TOTAL INCREASE/DECREASE IN NET ASSETS......................       1,288,623         (1,059,535)
NET ASSETS:
Beginning of the Period....................................      32,004,891         33,064,426
                                                               ------------      -------------
End of the Period (Including accumulated undistributed net
  investment income of ($70) and ($32), respectively)......    $ 33,293,514      $  32,004,891
                                                               ============      =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                    Year Ended June 30,
                                           Six Months Ended    -----------------------------
                                           December 31, 1998   1998    1997    1996    1995
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...          $1.00         $1.00   $1.00   $1.00   $1.00
                                                 -----         -----   -----   -----   -----
Net Investment Income..................           .014          .029    .028    .029    .027
Less Distributions from and in Excess
  of Net Investment Income.............           .014          .029    .028    .029    .027
                                                 -----         -----   -----   -----   -----
Net Asset Value, End of Period.........          $1.00         $1.00   $1.00   $1.00   $1.00
                                                 =====         =====   =====   =====   =====
Total Return*..........................          1.36%**       2.93%   2.82%   2.93%   2.73%
Net Assets at End of Period (In
  millions)............................          $33.3         $32.0   $33.1   $35.6   $33.2
Ratio of Expenses to Average Net
  Assets*..............................           .79%          .83%    .85%    .85%    .89%
Ratio of Net Investment Income to
  Average Net Assets*..................          2.69%         2.89%   2.78%   2.89%   2.68%
* If certain expenses had not been
  assumed by Van Kampen, total return
  would have been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average Net
  Assets...............................          1.29%         1.40%   1.45%   1.53%   1.38%
Ratio of Net Investment Income to
  Average Net Assets...................          2.19%         2.32%   2.17%   2.21%   2.20%

**Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investment in a broad range of municipal securities that will mature within 12 months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $18,301 which will expire between June 30, 1999 and June 30, 2001. Of this amount, $4,541 will expire in 1999. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................   .500 of 1%
Next $500 million.......................................   .475 of 1%
Next $500 million.......................................   .425 of 1%
Over $1.5 billion.......................................   .375 of 1%

    For the six months ended December 31, 1998, the Fund recognized expenses of approximately $1,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1998, the Fund recognized expenses of approximately $16,900 representing Van Kampen Funds Inc's. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1998, the Fund recognized expenses of approximately $22,700. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.01 per share. At December 31, 1998 and June 30, 1998, capital aggregated $33,309,405 and $32,023,224, respectively. Transactions in shares were as follows:

                                                  Six Months Ended     Year Ended
                                                  December 31, 1998   June 30, 1998
-----------------------------------------------------------------------------------
Beginning Shares..............................        32,026,330         33,085,766
                                                  --------------      -------------
Shares Sold...................................        82,437,216        112,337,824
Shares Issued Through Dividend Reinvestment...           475,489            940,650
Shares Repurchased............................       (81,626,524)      (114,337,910)
                                                  --------------      -------------
Net Change in Shares Outstanding..............         1,286,181         (1,059,436)
                                                  --------------      -------------
Ending Shares.................................        33,312,511         32,026,330
                                                  ==============      =============

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the six months ended December 31, 1998, are payments retained by Van Kampen of approximately $16,500.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and expenses. Please
read it carefully before you invest
or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                         VAN KAMPEN TAX FREE MONEY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*- Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.